Exhibit 99.1

FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements are based on management’s current expectations and are subject to known and unknown risks, uncertainties and assumptions which may cause the forward-looking events and circumstances discussed in this presentation to differ materially from those anticipated or implied by the forward-looking statements. Additional risks, uncertainties and assumptions include, but are not limited to, general market conditions; adverse changes in reimbursement levels under Medicare and Medicaid programs; ability to successfully integrate the acquisition of VistaCare, Inc.; adverse changes in the Medicare payment cap limits and increases in the Company’s estimated Medicare cap contractual adjustment; decline in patient census growth; increases in inflation including inflationary increases in patient care costs; challenges inherent in and potential changes in the Company’s growth and development strategy; ability to effectively implement the Company’s 2008 operations and development initiatives; the Company’s dependence on patient referral sources and potential adverse changes in patient referral practices of those referral sources; the ability to attract and retain healthcare professionals; increases in the Company’s bad debt expense due to various factors including an increase in the volume of pre-payment reviews by the Company’s Medicare fiscal intermediaries; adverse changes in the state and federal licensure and certification laws and regulations; adverse results of regulatory surveys; delays in licensure and/or certification; government and private party, legal proceedings and investigations; cost of complying with the terms and conditions of our corporate integrity agreement; adverse changes in the competitive environment in which the Company operates; changes in state or federal income, franchise or similar tax laws and regulations; adverse impact of natural disasters; changes in our estimate of additional compensation costs under FASB Statement No. 123(R); and the disclosures contained under the headings "Government Regulation and Payment Structure" in "Item 1. Business" and "Item 1A. Risk Factors" of Odyssey’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008, and in its other filings with the Securities and Exchange Commission. Many of these factors are beyond the ability of the Company to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any of the forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.

COMBINED LOCATIONS    Odyssey Locations VistaCare Locations     Hospice Office     Hospice Office

IMPROVES QUALITY OF LIFE    . Prior studies have found that hospice     improves quality of care   . Mor and Kidder 1985    . National Hospice Organization 1995    . Miller et al. 2002, 2004    . Wu et al. 2003

COST EFFECTIVE . 25% of total US Medicare budget spent on last year of life . Mean expenditure in last year of life $24,600 vs $9,400 for same beneficiaries in next to last year of life . Duke University study (2007) . Hospice use reduced Medicare costs by an average of $2,309 in last year of life . For 7 in 10 users, costs would be reduced if hospice had been used longer

RAPIDLY GROWING MARKET      Hospice Medicare Expenditures    ($ in billions) $8.2 $8.5 $6.9 $5.7   $4.5   $3.6   $2.9

NUMBER OF NEW MEDICARE-PARTICIPATING   HOSPICES EXCEEDS VOLUNTARY CLOSURES      New entrants     Voluntary closures  300  250  200  150  100    50  0      2000 2001 2002 2003 2004 2005 2006

ODYSSEY’S MEDICARE   CAP EXPENSE TREND    3.8%     1.5% 1.6%   1.2%     1.2%     0.7%         2006* Q1 07 Q2 07 Q3 07 Q4 07 2007

ODYSSEY’S MEDICARE CAP EXPENSE    3.8%   3.0%        1.2%   0.5% 0.6%       2003 2004 2005 2006 2007*

NET CASH FROM CONTINUING OPERATIONS   ($ in millions)   $47.1 $45.2* $47.7*    $27.6     $16.9           2003 2004 2005 2006 2007

HealthCare Odyssey®

"To Serve All People During the End of Life's Journey"

FORWARD-LOOKING STATEMENTS

Certain statements contained in this presentation are forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements are based on management's current expectations and are subject to known and unknown risks, uncertainties and assumptions which may cause the forward-looking events and circumstances discussed in this presentation to differ materially from those anticipated or implied by the forward-looking statements. Additional risks, uncertainties and assumptions include, but are not limited to, general market conditions; adverse changes in reimbursement levels under Medicare and Medicaid programs; ability to successfully integrate the acquisition of VistaCare, Inc.; adverse changes in the Medicare payment cap limits and increases in the Company's estimated Medicare cap contractual adjustment; decline in patient census growth; increases in inflation including inflationary increases in patient care costs; challenges inherent in and potential changes in the Company's growth and development strategy; ability to effectively implement the Company's 2008 operations and development initiatives; the Company's dependence on patient referral sources and potential adverse changes in patient referral practices of those referral sources; the ability to attract and retain healthcare professionals; increases in the Company's bad debt expense due to various factors including an increase in the volume of pre-payment reviews by the Company's Medicare fiscal intermediaries; adverse changes in the state and federal licensure and certification laws and regulations; adverse results of regulatory surveys; delays in licensure and/or certification; government and private party, legal proceedings and investigations; cost of complying with the terms and conditions of our corporate integrity agreement; adverse changes in the competitive environment in which the Company operates; changes in state or federal income, franchise or similar tax laws and regulations; adverse impact of natural disasters; changes in our estimate of additional compensation costs under FASB Statement No. 123(R); and the disclosures contained under the headings "Government Regulation and Payment Structure" in "Item 1. Business" and "Item 1A. Risk Factors" of Odyssey's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2008, and in its other filings with the Securities and Exchange Commission. Many of these factors are beyond the ability of the Company to control or predict. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any of the forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.

ODYSSEY… A LEADER IN HOSPICE CARE

72
Medicare Certified Programs in 29 states

32,757
admissions in 2007

CAGR revenue =
11.9%

Odyssey

VALUE PROPOSITION

- Growing recognition of end of life services
- Aging population assures increased demand
- VistaCare acquisition adds scale and expands leadership position
- Strong balance sheet/cash surplus
- Compelling operating/growth strategy
- Experienced management team with strong integration and operating background

ODYSSEY LOCATIONS


Hospice Office
Inpatient Facility
Corporate Office – Dallas

COMBINED LOCATIONS

Odyssey Locations
- Hospice Office
- Inpatient Facility
- Corporate Office – Dallas

VistaCare Locations
- Hospice Office
- Inpatient Facility



Odyssey

WHAT IS HOSPICE?

- More cost effective
- Services provided primarily in home
- Focus on physical, emotional and spiritual
- Provides quality of life for terminal patients and families

Odyssey

IMPROVES QUALITY OF LIFE

- Prior studies have found that hospice improves quality of care
  - Mor and Kidder 1985
  - National Hospice Organization 1995
  - Miller et al. 2002, 2004
  - Wu et al. 2003

Odyssey

COST EFFECTIVE

- 25% of total US Medicare budget spent on last year of life
- Mean expenditure in last year of life $24,600 vs $9,400 for same beneficiaries in next to last year of life
- Duke University study (2007)
  - Hospice use reduced Medicare costs by an average of $2,309 in last year of life
  - For 7 in 10 users, costs would be reduced if hospice had been used longer

Odyssey

COVERED BY MEDICARE

- Benefit enacted in 1983
- Largest payer at > 90% is Medicare
- Six months life expectancy
- Paid on per diem basis based on level of care
- Aggregate per beneficiary cap of $22,052

PATIENTS BY DIAGNOSIS IN THE INDUSTRY



Heart Disease
12.2%
Other
20%
Liver Disease
1.6%
Kidney Disease
3.1%
Lung Disease
8.2%
8.9%
Dementia
46%
Cancer

RAPIDLY GROWING MARKET

Hospice Medicare Expenditures
($ in billions)



$2.9
$3.6
$4.5
$5.7
$6.9
$8.2
$8.5
FY 2000
FY 2001
FY 2002
FY 2003
FY 2004
FY 2005
FY 2006

Odyssey

MARKET OPPORTUNITY



Sudden Death/
Other
17%
Hospice
Patients
Served
41%
42%
Estimated
Under-Served
Market

2.5 million deaths annually in U.S.

Odyssey

PROGRAMS EXCEEDING CAP



Number of hospices
Percent of hospices
60
98
150
220
2.6%
4.1%
5.8%
7.8%
2002
2003
2004
2005

MEDICARE CAP LIABILITY


($ in millions)
$28
$65
$112
$166
2002
2003
2004
2005

GROWTH IN HOSPICE PROGRAMS


(Number of hospices)
2,286
2,401
2,580
2,809
3,071
2002
2003
2004
2005
2006

NUMBER OF NEW MEDICARE-PARTICIPATING HOSPICES EXCEEDS VOLUNTARY CLOSURES



New entrants
Voluntary closures
300
250
200
150
100
50
0
2000
2001
2002
2003
2004
2005
2006

STRATEGIC FOCUS

- Management of Medicare cap

MANAGEMENT OF MEDICARE CAP

- Consolidation of programs
- Inpatient unit development
- Market for a more balanced patient mix
- Closed programs

ODYSSEY'S MEDICARE CAP EXPENSE TREND



3.8%
1.2%
1.5%
0.7%
1.6%
1.2%
2006*
Q1 07
Q2 07
Q3 07
Q4 07
2007

* 2006 not adjusted for discontinued operations

Odyssey

STRATEGIC FOCUS

- Management of Medicare cap
- **Strengthen senior management team**

Odyssey

STRENGTHEN SENIOR MANAGEMENT TEAM

Added in the past two years . . .

- President and Chief Executive Officer, Robert Lefton

- Senior Vice President and Chief Financial Officer, Dirk Allison

- Senior Vice President and Chief Operating Officer, Craig Goguen

Odyssey

STRATEGIC FOCUS

- Management of Medicare cap
- Strengthen senior management team
- Focus on existing footprint

GROWTH STRATEGY


Same store growth
De Novos
Growth
Acquisitions

Odyssey

STRATEGIC FOCUS

- Management of Medicare cap
- Strengthen senior management team
- Focus on existing footprint
- **Rationalize existing portfolio**

RATIONALIZE EXISTING PORTFOLIO

Closed 11 programs

Reasons for closure:

- Competitive position
- Market size
- Medicare cap

STRATEGIC FOCUS

- Management of Medicare cap
- Strengthen senior management team
- Focus on existing footprint
- Rationalize existing portfolio
- **Implement more sophisticated sales and marketing strategy**

IMPLEMENT MORE SOPHISTICATED SALES AND MARKETING STRATEGY

- Hired Regional Sales Manager
- Revamped CER bonus plan
- Developed detailed marketing plan for major markets

STRATEGIC FOCUS

- Management of Medicare cap
- Strengthen senior management team
- Focus on existing footprint
- Rationalize existing portfolio
- Implement more sophisticated sales and marketing strategy
- **Inpatient program development**

Odyssey

INPATIENT PROGRAM DEVELOPMENT

Two strategies

- Medicare cap – acute, short stay patients
- Grow market share – create differentiation

One to two new projects per year

Opening losses approximating $700,000

Odyssey

STRATEGIC FOCUS

- Management of Medicare cap
- Strengthen senior management team
- Focus on existing footprint
- Rationalize existing portfolio
- Implement more sophisticated sales and marketing strategy
- Inpatient program development
- **Investment in information systems**

INVESTMENT IN INFORMATION SYSTEMS

- Implemented new billing system
- In process of implementing new sales and marketing system
- Testing advanced clinical systems

TRANSACTION HIGHLIGHTS

Total value of
$147.1 million

Cash transaction valued at
$8.60 per share

Funding includes $20 million in cash and GE Capital commitment of $130 million

After closing, $30 - $35 million in cash on balance sheet and $30 million undrawn on GE Capital commitment

Odyssey

COMBINED COMPANY

$650 million in revenues

110 locations

30 states

ADC of more than **12,000**

VISTACARE TRANSACTION

- Expands leadership position
- Compatible organizations
- Strengthens existing markets
- Management experience with acquisitions and integration
- Reducing corporate overhead and closing corporate offices drives profitability
- Operational and Medicare cap improvements not required for success
- Neutral in 2008/accretive in 2009
- Expected 2008 first quarter closing

Odyssey

HealthCare Odyssey®

FINANCIAL SUMMARY

NET REVENUE GROWTH FROM CONTINUING OPERATIONS


($ in millions)
CAGR = 11.9%
$258.7
$319.8
$354.5
$385.0
$404.9
2003
2004
2005
2006
2007

Odyssey

ADMISSIONS FROM CONTINUING OPERATIONS


25,423
29,096
31,378
32,398
32,757
2003
2004
2005
2006
2007

AVERAGE LENGTH OF STAY FROM CONTINUING OPERATIONS


(Days)
73
78
81
84
85
2003
2004
2005
2006
2007

AVERAGE DAILY CENSUS FROM CONTINUING OPERATIONS



5,643
6,881
7,312
7,700
7,790
2003
2004
2005
2006
2007

ODYSSEY'S MEDICARE CAP EXPENSE


($ in thousands)
$1,322
$2,089
$11,968
$16,464
$7,690
2003
2004
2005
2006
2007

ODYSSEY'S MEDICARE CAP EXPENSE



0.5%
0.6%
3.0%
3.8%
1.2%
2003
2004
2005
2006
2007*

* Adjusted to exclude discontinued operations

INCOME FROM CONTINUING OPERATIONS


($ in millions)
$29.5
$31.5
$28.3*
$21.4
$13.7
2003
2004
2005
2006
2007

* Excludes charge for settlement with Department of Justice of $9.6 million, net of tax. A reconciliation of GAAP to non-GAAP financial measures are available on the Investor Relations page of Odyssey's website at www.odsyhealth.com.

Odyssey

NET CASH FROM CONTINUING OPERATIONS



($ in millions)
$27.6
$47.1
$45.2*
$47.7*
$16.9
2003
2004
2005
2006
2007

* Exclusive of $13 million for Department of Justice payment

VALUE PROPOSITION

- Growing recognition of end of life services
- Aging population assures increased demand
- VistaCare acquisition adds scale and expands leadership position
- Strong balance sheet/cash surplus
- Compelling operating/growth strategy
- Experienced management team with strong integration and operating background

HealthCare Odyssey®

"To Serve All People During the End of Life's Journey"